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                       TERMINATION AND RELEASE AGREEMENT


        This Termination and Release Agreement (the "Agreement") is dated as of February 26, 1997, and is by and among ROSS TECHNOLOGY, INC., a Delaware corporation (the "Borrower"), and THE CHASE MANHATTAN BANK, a New York banking corporation (the "Agent"), acting in its capacity as Agent under the Credit Agreement defined below.

                              W I T N E S S E T H:

        WHEREAS, the Borrower, the Agent and certain financial institutions (collectively the "Banks") are parties to a Credit Agreement dated effective September 23, 1996 (the "Credit Agreement"), pursuant to which the Banks agreed to make loans to the Borrower (the "Loans") in the aggregate principal amount of $15,000,000, which Loans are evidenced by the Notes;

        WHEREAS, the obligations of the Borrower to the Banks in respect of the Loans and all other obligations of the Borrower to the Banks and the Agent under the Credit Agreement and the Notes are secured, inter alia, by the collateral and other security interests created and evidenced by the Security Documents; and

        WHEREAS, simultaneously with the execution and delivery of this Agreement, the Borrower is repaying the Loans, terminating the Total Commitment and satisfying all of the other Obligations of the Borrower to the Agent and the Banks under the Credit Agreement and the Notes (except as expressly noted herein).

        NOW, THEREFOR, in consideration of the premises and agreements herein and the payment of the Loans and such other obligations, the Borrower and the Agent hereby agree as follows:

        l. All terms used herein that are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein.

        2. As of the date hereof, the aggregate outstanding principal amount of the Loans is $2,367,930.25. If payment of the outstanding principal amount of the Loans is made on the date hereof, the accrued interest and other Obligations (other than principal, attorney's fees and prepayment fees) owing through such date will be $23,271.76 and the prepayment fee owing through such date will be $150,000.

        3. As of the date hereof, the Borrower is obligated to pay to the Agent $1,452.04 representing fees and disbursements of counsel to the Agent.

        4. The Borrower hereby terminates the Total Commitment and agrees that the outstanding principal amount of the Loans, the accrued interest thereon, the prepayment fee and all other Obligations (including the fees and disbursements of counsel to the Agent) set forth in Paragraphs 2 and 3 hereof are payable without any deduction, offset, defense or counterclaim.
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     5.     Without recourse and without any representation or warranty of any kind, subject to Paragraph 10 hereof, (a) the Agent, on behalf of the Banks, hereby (i) acknowledges the termination of the Notes and the Credit Agreement; provided, that the obligations of the Borrower and the Banks under Sections 9.5, 10.10, 10.17, 10.18 and 10.20 of the Credit Agreement shall survive the termination of the Credit Agreement and (ii) agrees that on March 5, 1997, if no amount is then outstanding and owing by the Borrower to the Agent and/or any of the Banks under Sections 9.5, 10.10, 10.17, 10.18 and 10.20 of the Credit Agreement or pursuant to the provisions of Paragraph 8 of this Agreement, the Agent will then terminate and release any and all liens, security interests or other charges and encumbrances in favor of the Agent (for the ratable benefit of the Banks) created by the Security Documents, and (b) the Borrower hereby releases the Agent and the Banks from any duty, liability, obligation or claim directly or indirectly arising out of the Credit Agreement, the Notes and the Security Documents (other than the agreements of the Agent which expressly survive the termination of the Credit Agreement pursuant to the terms hereof).

     6. Following the receipt by the Agent of the amounts referred to in Paragraphs 2 and 3 hereof, the Agent will (i) mark the Note which is payable to the Agent, in its capacity as a Bank, "Paid and Satisfied in Full", (ii) deliver to the Borrower (or to another Person designated by the Borrower), the Note which is payable to the order of the Agent, in its capacity as a Bank, and (iii) instruct the other Banks to mark their respective Notes "Paid and Satisfied in Full" and deliver said Notes to the Borrower (or to another Person designated by the Borrower). On March 5, 1997, if no amount is then outstanding and owing by the Borrower to the Agent and/or any of the Banks under Sections 9.5, 10.10, 10.17, 10.18 and 10.20 of the Credit Agreement or pursuant to the provisions of Paragraph 8 of this Agreement, the Agent will thereafter deliver to the Borrower (or to another Person designated by the Borrower) normal and customary UCC-3 termination statements (the "Termination Statements") prepared by the Borrower or its counsel in order to evidence the termination of the security interests created by the Security Documents (which Termination Statements shall be executed and delivered by the Agent without representation, warranty or recourse of any kind).

     7. The Agent and the Banks will, at the request of the Borrower, execute such additional instruments and other writings, and take such other action as the Borrower may reasonably request to effect or evidence the satisfaction of the Obligations (other than those Obligations which expressly survive termination of the effectiveness of the Security Documents or any instruments executed pursuant thereto or pursuant to the terms hereof), but at the sole cost and expense of the Borrower.

     8. By execution of this Agreement, the Agent, on behalf of itself and the Banks, acknowledges satisfaction of the Obligations (other than those Obligations which expressly survive termination of the Credit Agreement in accordance with terms thereof or pursuant to the terms hereof). This Agreement shall not release the Borrower from any liability arising from or related to, and the Borrower agrees to indemnify and reimburse the Agent and the Banks for:
(i) any loss, cost, damage or expense that the Agent or the Banks may suffer or incur as a result of any non-payment, claim, refund or dishonor of any check, instrument or other item received by the Agent or any Bank on or prior to the date hereof for payment made in respect of any of the Obligations, together with interest thereon and charges and fees related thereto, and (ii) any

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interest, fees, costs, expenses or other charges of the Agent or any Bank in connection with any lockbox accounts, blocked accounts, payroll accounts or other deposit accounts maintained by the Borrower at the Agent or any Bank.

     9. This Agreement shall (a) be binding on the Agent and the Borrower and their respective successors, assigns, heirs and executors, and (b) inure to the benefit of the Agent, the Banks, the Borrower and their respective successors, assigns, heirs and executors.

     10. The effectiveness of this Agreement is subject to the condition precedent that the Agent shall have received (a) full payment in respect of the Obligations by wire transfer of immediately available funds pursuant to the instructions set forth in Exhibit A attached hereto and (b) original counterparts of this Agreement duly executed by the Borrower.

     11. The Borrower hereby agrees to pay all costs and expenses in connection with the preparation, execution, delivery, filing and recording of this Agreement, the documents executed in futherance hereof, and the performance of any other acts and the execution of any other documents required to effect the release of any security granted to the Agent (for the ratable benefit of the Banks), including without limitation, the reasonable fees and disbursements of counsel to the Agent.

     12. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

     13. This Agreement shall be governed by and construed in accordance with the law of the State of New York.


                                             ROSS TECHNOLOGY, INC., a Delaware
                                             corporation


                                             By: /s/ Carter L. Godwin
                                                -----------------------------
                                             Name: Carter L. Godwin
                                                  ---------------------------
                                             Title: Chief Accounting Officer
                                                   --------------------------

                                                                   "BORROWER"


                                             THE CHASE MANHATTAN BANK, AGENT

                                             By:
                                                -----------------------------
                                             Name:
                                                  ---------------------------
                                             Title:
                                                   --------------------------

                                                                      "AGENT"



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